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                                                                    EXHIBIT 99.1


JOINT FILING STATEMENT


         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Metrocall, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


March 24, 2000                                                 *
                                        ----------------------------------------
                                        Name: Thomas O. Hicks

                                        * By: /s/ David W. Knickel
                                             -----------------------------------
                                          Name:   David W. Knickel
                                                  Attorney-in-Fact


                                        HM4 METROCALL QUALIFIED FUND, LLC


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name: David W. Knickel
                                        Title: Vice President


                                        HMTF EQUITY FUND IV (1999), L.P.

                                        By:   HM4/GP (1999) Partners, L.P., its
                                              General Partner

                                        By:   Hicks, Muse GP (1999) Partners IV,
                                              L.P., its General Partner

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:    /s/ David W. Knickel
                                           -------------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HM4 METROCALL PRIVATE FUND, LLC


                                        By:    /s/ David W. Knickel
                                           -------------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President

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                                        HMTF PRIVATE EQUITY FUND IV (1999), L.P.

                                        By:   HM4/GP (1999) Partners, L.P., its
                                              General Partner

                                        By:   Hicks, Muse GP (1999) Partners IV,
                                              L.P., its General Partner

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name: David W. Knickel
                                        Title: Vice President


                                        HM4/GP (1999) PARTNERS, L.P.

                                        By:   Hicks, Muse GP (1999) Partners IV,
                                              L.P., its General Partner

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name: David W. Knickel
                                        Title: Vice President


                                        HM 4-EQ METROCALL COINVESTORS, LLC


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HM 4-EQ (1999) COINVESTORS, L.P.

                                        By:   Hicks, Muse GP (1999) Partners IV,
                                              L.P., its General Partner

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:   /s/ David W. Knickel
                                             -----------------------------------
                                        Name: David W. Knickel
                                        Title: Vice President



                                        HM 4-SBS METROCALL COINVESTORS, LLC


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President

                                        HM 4-SBS (1999) COINVESTORS, L.P.

                                        By:   Hicks, Muse GP (1999) Partners IV,
                                              L.P., its General Partner

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HICKS, MUSE GP (1999) PARTNERS IV, L.P.

                                        By:   Hicks, Muse (1999) Fund IV, LLC,
                                              its General Partner


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HICKS, MUSE (1999) FUND IV, LLC


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HM PG-IV METROCALL, LLC


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President


                                        HICKS, MUSE PG-IV (1999), C.V.

                                        By:   HM Equity Fund IV/GP Partners
                                              (1999), C.V., its General Partner

                                        By:   HM GP Partners IV Cayman, L.P.,
                                              its General Partner

                                        By:   HM Fund IV Cayman LLC, its General
                                              Partner


                                        By:    /s/ David W. Knickel
                                             -----------------------------------
                                        Name:  David W. Knickel
                                        Title: Vice President

                                     HM EQUITY FUND IV/GP PARTNERS (1999), C.V.

                                     By:   HM GP Partners IV Cayman, L.P.,
                                           its General Partner

                                     By:   HM Fund IV Cayman LLC, its General
                                           Partner


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President


                                     HM GP PARTNERS IV CAYMAN, L.P.

                                     By:   HM Fund IV Cayman LLC, its General
                                           Partner


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President


                                     HM FUND IV CAYMAN LLC


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President


                                     HMTF BRIDGE MC I, LLC


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President


                                     HMTF BRIDGE PARTNERS, L.P.

                                     By:   HMTF Bridge Partners, LLC, its
                                           General Partner


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President


                                     HMTF BRIDGE PARTNERS, LLC


                                     By:    /s/ David W. Knickel
                                          -----------------------------------
                                     Name:  David W. Knickel
                                     Title: Vice President